BAY VIEW FRANCHISE MORTGAGE ACCEPTANCE COMPANY LOAN PROGRAM

                          PLEDGE AND SECURITY AGREEMENT

                                       OF

           DATE:                     February 28, 2000

           NAME OF BORROWER:         MAIN STREET AND MAIN INCORPORATED,
                                     a Delaware corporation; and
                                     MAIN ST. CALIFORNIA, INC., an Arizona
                                     corporation

           NAME OF FRANCHISOR:       TGI Friday's, Inc.

           STORE NO.:                1917

     PLEDGE AND SECURITY AGREEMENT ("Security Agreement"), dated the date set forth above, by the Borrower(s) identified above (if more than one collectively, and jointly and severally, "Borrower"), in favor of BAY VIEW FRANCHISE MORTGAGE ACCEPTANCE COMPANY, a California corporation, its successors and assigns, as secured party ("Secured Party").

                              Preliminary Statement

     Borrower's legal name (and, if Borrower is comprised of more than one Person, the name of each such Person) is accurately set forth on SCHEDULE 1 hereto. Under its legal name (or trade name(s), if any, referenced on SCHEDULE
1), Borrower is engaged in the business of operating the restaurant identified by the above-referenced Store Number ("Business") as a franchisee of the above-referenced Franchisor from the parcel of real property identified as the Property on SCHEDULE 1 ("Property").

     Secured Party is willing to make a loan(s) (collectively, "Loan") to Borrower and Borrower has agreed to evidence such Loan by executing and delivering to Secured Party (i) a Secured Promissory Note in the form of EXHIBIT A ("Note"), dated the date hereof, made payable to Secured Party, in the original principal amount set forth therein, and for the term and on the terms and conditions set forth therein, and (ii) if applicable, certain other Secured Promissory Notes (collectively, the "Other Notes"), dated the date hereof, made payable to Secured Party, in the original principal amount(s) set forth therein, and for the term and on the terms and conditions set forth therein. The Note and the Other Notes, if any, are more particularly described on the attached Exhibit B.

     As a condition to the making of the Loan, Secured Party has requested and Borrower has agreed to execute and deliver this Security Agreement, which, among
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other things,  grants to Secured Party a security interest in the Collateral (as defined below).

     In consideration of the foregoing, the benefits accruing to Borrower and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, Borrower hereby makes the following representations and warranties to Secured Party and covenants and agrees with Secured Party as follows:

     1. DEFINITIONS: The terms used herein (whether or not capitalized) have the meanings accorded such terms in boldface above, in the text hereof and in section 16 hereof, and, to the extent not inconsistent therewith, the UCC.

     2. PLEDGE & GRANT: To secure the Obligations, Borrower hereby pledges and grants to Secured Party a security interest in the Collateral (including, without limitation, Borrower's Equipment).

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS: Borrower hereby represents, warrants and covenants that:

     3.1 Borrower's Name. Each of Borrower's legal name, federal tax payor identification number, and mailing address is accurately set forth on SCHEDULE
1. Borrower has not merged, consolidated, acquired all or substantially all of the assets of any other Person, or except as disclosed on SCHEDULE 1, used any other name (whether in connection with the Business or the Collateral or for business, obtaining credit or financing or otherwise) in the last five (5) years.

     3.2 Location of Borrower and Collateral; Inspection. Under its legal name, Borrower is operating and shall continue to operate the Business from the Property at the address and in the County and State as set forth in SCHEDULE 1.
SCHEDULE 1 correctly discloses that Borrower either is sole record owner of the fee estate in the Property or leases (or subleases) the Property and the record owner of the fee estate in the Property is the person or entity disclosed on
SCHEDULE 1. All personal property of Borrower owned, acquired, held, used, sold or consumed in the Business including Goods (including Inventory and Equipment), General Intangibles, accounts, chattel paper, instruments, documents, certificates of title, fixtures, securities and money, and all writings relating thereto and records thereof, books of record or account, employees, business, offices and operations are located at and conducted out of such Property or at the chief executive office of the Borrower set forth on SCHEDULE 1 or other business office disclosed on SCHEDULE 1. Borrower shall allow Secured Party, its agents and representatives, from time to time, to inspect the Collateral, the Property and Borrower's books and records pertaining thereto or otherwise to the Business, and Borrower will assist (and permit abstracts and photocopies of Borrower's books and records to be taken and retained by) Secured Party, its agents and representatives in making any such inspection.

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     3.3 State of Organization, Chief Executive Office or Residence; Affiliates.
If an entity, Borrower is and will continue to be duly organized, validly existing and in good standing in the state of its organization set forth on
SCHEDULE 1, and if such state is not the State, Borrower is and will continue to be duly qualified to do business and in good standing in each jurisdiction where the Business or Property is located. There is no state or jurisdiction other than its state of organization and, if different, the State, where such organization, qualification or standing is necessary, required or proper in connection with Borrower's ownership or use of the Collateral or the Property or the conduct of its Business. Borrower's chief executive office (and, if a natural person, residence) address is accurately set forth on SCHEDULE 1.

     3.4 Change in Name, Location, Ownership or Use.

          3.4.1 Change in Name or Location. Borrower will neither change its name, federal tax payor identification number, or its chief executive office (or, if a natural person, residence), nor the location of its business, property or assets (including the Business and the Collateral), nor assume a different name, nor conduct its business or affairs under any other name or in any other location, without in each instance obtaining the prior written consent of Secured Party. Any request for such consent must specify with reasonable clarity and particularity the terms, timing and nature of the proposed action.

          3.4.2 Change in Ownership or Use. Borrower shall not merge, consolidate, or otherwise change its corporate or ownership structure (whether by stock sale, issuance, purchase or otherwise), nor change its use of any item of Collateral, without in each instance obtaining the prior written consent of Secured Party. Any request for such consent must specify with reasonable clarity and particularity the terms, timing and nature of the proposed action.

     3.5 Power and Authority. Borrower has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to own the Collateral and to conduct its Business. Borrower (and in the case of Loan Documents executed by Borrower's Affiliates, each such Affiliate) has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to execute, deliver and perform its obligations under this Security Agreement, the Note and the other Loan Documents.

     3.6 Due Execution and Delivery, Enforceability. This Security Agreement, the Note and the other Loan Documents have been duly and validly executed and delivered by Borrower. Each of this Security Agreement, the Note and other Loan Documents constitutes Borrower's legal, valid and binding obligation, enforceable against Borrower in accordance with its terms.

     3.7 Operating Experience. Borrower or its Business manager has had not less than two years experience operating businesses such as the Business in one or more

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of the Systems.  In addition,  either (i) the Business has been operating for at least one year or (ii)(a) Borrower operates not less than two businesses in one or more of the Systems in addition to the Business, (b) all of Borrower's businesses in the Systems have been operating a combined average of not less than two years, and (c) the Business has been operating not less than three months and its operating statements for such period demonstrate operating cash flow sufficient to make monthly payments of the Stated Payment Amount.

     3.8 FCCR. During the term of this Security Agreement, Borrower shall maintain its Borrower FCCR at not less than 1.20 ("Minimum Borrower FCCR"). All calculations of Borrower FCCR shall be based upon the financial information furnished by Borrower hereunder (see Sections 3.19 and 3.20) for (i) the most recent three-month period of operations, or (ii) if higher, the most recent twelve-month period; provided, however, that if Borrower is an entity and has been in existence for a period of less than twelve months on the date hereof, the twelve-month measurement period shall be reduced to the number of months in which Borrower has been in existence until such time as Borrower has been in existence for twelve months and provided further, however, if Borrower is a natural person and has owned the Business for a period of less than twelve months on the date hereof, the twelve-month measurement period shall be reduced to the number of months for which Borrower has owned the Business until such time as Borrower has owned the Business for twelve months. The Minimum Borrower FCCR shall be measured with respect to either (i) Borrower (if Borrower is an entity and not a natural person), or (ii) the Business and all other businesses in the System owned by Borrower (if Borrower is a natural person and not an entity).

     3.9 Limitation on Indebtedness, Lease Obligations and Payments to Affiliates. Borrower shall not, directly or indirectly, incur any Indebtedness or Lease Obligations to any Person or make or become obligated to make any Payments to Affiliates (i) at any time subsequent to an Event of Default or other event that, but for the giving of notice, the passage of time, or both would constitute an Event of Default hereunder or under any of the other Loan Documents, and/or (ii) if the Borrower FCCR for the twelve (12) month time period immediately preceding the making of any such proposed payment or the incurrence of any such obligation is less than the Minimum Borrower FCCR, and/or
(iii) if the reasonably projected Borrower FCCR for the twelve (12) month time period immediately subsequent to any such proposed payment or the incurrence of any such obligation would be less than the Minimum Borrower FCCR.

     3.10 No Further Disposition or Encumbrances. Other than with respect to the interest granted in favor of Secured Party, to the extent of the Permitted Encumbrances, if any, and except as provided in Section 4 hereof, Borrower has not and, without the prior written consent of Secured Party (which consent shall not be unreasonably withheld or delayed in connection with encumbrances in favor of Bay View Franchise Mortgage Acceptance Company or any of its Affiliates), will not enter into any agreement or understanding or take, permit or suffer to exist any action (including the filing of a financing statement, agreement, pledge, mortgage, notice or registration) or event

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
(whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, granting a security interest in or lien on (including any state or federal tax lien), pledging, transferring, assigning, selling, disposing of, or encumbering any Collateral or the Franchise Agreement, any interest therein or rights pertaining thereto or involving the Business, or changing, modifying, supplementing, or increasing the amount of credit, loans, Indebtedness or value secured by the Permitted Encumbrances, if any, or the amount, property or assets encumbered thereby.

     3.11 Title; No Liens, Claims or Encumbrances.  Borrower has and, subject to
Section 4, will maintain good and marketable title to the Collateral and the Franchise Agreement, free of all liens, claims, encumbrances or rights of others (other than the security interest granted to Secured Party hereunder and to the extent of the Permitted Encumbrances) and such Collateral and Franchise Agreement are sufficient to enable a franchisee of the Franchisor to operate the Business at the Property in accordance with the Franchise Agreement. Other than the Permitted Encumbrances, there is no financing statement (or similar statement, agreement, pledge, mortgage, notice or registration), lien (including any federal or state tax lien), suit (including any action, proceeding, or other litigation pending, or to Borrower's knowledge, threatened) or judgment (including any award, injunction, order) filed with, registered, indexed or recorded in any public office, court, arbitration panel, administrative agency or regulatory authority (or intended so to be), directly or indirectly, identifying or encumbering or covering or involving the Collateral or the Franchise Agreement or which could materially affect Borrower, its Business, or its ability to perform its Obligations.

     3.12 Franchise Agreement. Borrower is and will continue to be a franchisee in good standing with Franchisor. Borrower has not breached and is not in default under the Franchise Agreement or License; Borrower shall not terminate, fail to renew, breach or be in default under the Franchise Agreement or License; and Borrower has no knowledge of any claim of (or basis for any claim of) any such termination, nonrenewal, breach or default. Borrower agrees to fully comply, at Borrower's own cost and expense, with the terms of the License and Franchise Agreement (including any renewal option) and to promptly notify Secured Party of any adverse development with regard to the Franchise Agreement or License, including any claim of breach of or default under, or threat of nonrenewal or termination of, or litigation involving the Franchise Agreement or License.

     3.13 Encumbrance of Franchise Agreement. Borrower agrees that until such time as Borrower's Obligations under the Loan Documents (including the Note) have been fully satisfied, if, whether because of a change in the Franchise Agreement, applicable law or otherwise, Borrower is able to grant a security interest in the Franchise Agreement to the Secured Party to secure its Obligations without Franchisor's consent and without breaching or defaulting under the Franchise Agreement, Borrower agrees to promptly grant such security interest in favor of the Secured Party and to obtain, procure, execute and deliver, file and affix such further agreements (including modification of the Security Agreement), assignments, instruments, documents, notices,

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statements,  writings (including financing statements),  powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements on Form UCC-1) as Secured Party may reasonably request, from time to time, in its discretion, in connection with such security interest and the perfection thereof. Without limiting the foregoing, Borrower authorizes Secured Party to the extent permitted by law to execute and file, or file without Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as Secured Party deems necessary or appropriate in connection therewith.

     3.14 Renewal of Franchise Agreement. Until such time as the Obligations of Borrower under the Loan Documents (including the Note and the Other Notes, if any) have been fully satisfied, Borrower agrees to make one or more timely elections to renew the term of the Franchise Agreement in accordance with the terms of the Franchise Agreement for a period which extends beyond the Maturity Date (as defined in the Note and the Other Notes, if any) of the Loan and shall use its best efforts to satisfy any and all conditions to any such renewal, and to obtain, procure, execute and deliver, file and affix such further agreements, instruments, documents, notices, statements, writings, powers and information, and to do or cause to be done all such further acts and things as Secured Party may reasonably request, from time to time, in its discretion, in connection with Borrower's Obligations set forth herein.

     3.15 Perfected Security Interest; Financing Statements. The execution and delivery of this Security Agreement and the grant and transfer of the Collateral hereunder creates a valid security interest in the Collateral which has attached and is enforceable. Upon filing of the Financing Statements in the State and County with respect to all Goods (including Inventory and Equipment), General Intangibles, accounts, fixtures and chattel paper included in the Collateral and upon delivery into Secured Party's possession with respect to all other Collateral, as applicable, such security interest will be perfected and subject to no prior or equal security interest other than and only to the extent of the Permitted Encumbrances, if any. The execution and filing of the Financing Statements has been duly authorized by all appropriate action on the part of Borrower (and any other Person named as debtor therein) and Borrower (and any other Person named as debtor therein) has duly executed the Financing Statements.

     3.16 No Conflict; No Default. Borrower's (and in the case of Loan Documents executed by Borrower's Affiliates, such Affiliate's) execution, delivery and consummation of the transactions contemplated by this Security Agreement, the Note and other Loan Documents do not and will not (with the passage of time or otherwise) (i) conflict with, violate or constitute a default under any law, rule, regulation, order, decree, contract, agreement (including the Franchise Agreement), note, mortgage, bond, indenture, lease, license, organizational documents, or obligation of or applicable to Borrower (or such Affiliate) or the Collateral or (ii) grant, create or result in any lien, claim, encumbrance or right in favor of any Person (other than Secured Party as contemplated hereby) on or

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to Borrower's  Business,  property or assets  (including  the Collateral and the
Franchise Agreement). No Event of Default has occurred and is continuing.

     3.17 No Consent Required. Except for the filing of the Financing Statements with the UCC filing offices of the State and the County (and, if applicable, the recording of the mortgage or deed of trust included in the Loan Documents), no consent, authorization, approval, license, permit, registration, exemption, filing, notice or declaration of, from, with or to any other party or any court, government, agency or regulatory authority is required prior to or otherwise in connection with Borrower's execution, delivery and performance of this Security Agreement, the Note and other Loan Documents.

     3.18 Purpose for Loans. Borrower does not intend to (and will not) use all or any portion of the Loan to purchase or carry any securities, including, without limitation, Margin Stock. Borrower intends to and agrees to use the proceeds of the Loan solely for the lawful, proper business or commercial purpose(s) set forth in its application for the Loan.

     3.19 Solvency; Compliance Certificates; Reports; Communications. Borrower (and each Affiliate executing any Loan Document) is solvent and, after giving effect to the Obligations, will continue to be solvent. Borrower agrees to provide to Secured Party (i) within 20 days after the end of (a) each of the first three quarters of each fiscal year of the Borrower, and (b) each fiscal year of the Borrower (each a "Fiscal Period"), a completed and signed compliance certificate (in the form attached hereto as EXHIBIT D) and a copy of any reports required under the Franchise Agreement covering the fiscal period then concluded, (ii) within 45 days after December 31st, March 31st, June 30th and September 30th of each calendar year, consolidated Borrower and individual Business financial statements covering the three (3) month period then-ended (each a "Quarterly Financial Statement"), and (iii) within 60 days after the end of each fiscal year of the Borrower, consolidated Borrower and individual Business financial statements covering the twelve (12) month period then-ended (each an "Annual Financial Statement"). Borrower further agrees to provide to Secured Party, upon request: (x) within ten days after the end of each calendar month, monthly sales reports for the Business for the month just ended; (y) promptly following receipt by Borrower, complete copies of any communications that are material to Borrower, its Business or the Collateral provided that such disclosure would not constitute a breach of the Franchise Agreement; and (z) copies of such other reports and information as Secured Party may from time to time reasonably request. The financial statements furnished to Secured Party in connection with Borrower's application for the Loan and hereunder shall reflect all Indebtedness and Lease Obligations of the Person covered thereby and shall be sufficiently detailed to allow Secured Party to calculate the Borrower FCCR. If and to the extent that any disclosure required under clauses (x), (y), or (z) of this section is not made because of the proviso in clause (y) of this section, then notice of such nondisclosure and the nature of information not disclosed shall be provided to Secured Party at the time such disclosure would have been required to be made. All Quarterly

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Financial  Statements and Annual Financial Statements required hereunder must be prepared as follows:

  Aggregate Obligations owed
by Borrower and its Affiliates               Financial Statement
      to Secured Party                     Preparation Requirements
      ----------------                     ------------------------
$4,999,999.00 or less              Quarterly  Financial  Statements  and  Annual
                                   Financial  Statements  may be prepared by the
                                   Borrower;   provided,   however,   all   such
                                   statements must be certified to be true, complete and correct by an authorized officer of the Borrower.

$5,000,000.00 - $9,999,999.00      Quarterly  Financial  Statements  and  Annual
                                   Financial  Statements  must  be  compiled  in
                                   accordance with generally accepted accounting
                                   principles  ("GAAP")  applied on a consistent
                                   basis by an unrelated  third party  certified
                                   public   accountant  that  is  acceptable  to
                                   Secured Party.

$10,000,000.00 - $19,999,999.00    Quarterly  Financial  Statements  and  Annual
                                   Financial  Statements  must  be  reviewed  in
                                   accordance  with GAAP applied on a consistent
                                   basis by an unrelated  third party  certified
                                   public   accountant  that  is  acceptable  to
                                   Secured Party.

$20,000,000.00 or greater          Quarterly  Financial  Statements  and  Annual
                                   Financial Statements must be audited and certified in accordance with GAAP applied on a consistent basis by an unrelated third party certified public accountant that is acceptable to Secured Party.

     Notwithstanding the foregoing, Secured Party reserves the right to modify the requirements set forth herein upon reasonable notice to the Borrower.

     3.20 Accuracy of Information. All information, reports, statements and financial and other data furnished (or hereafter furnished) by Borrower to Secured Party, its agents or representatives hereunder or in connection with Borrower's application for the Loan and the Obligations, are (and shall be on the date so furnished) true, complete and correct.

     3.21 Maintenance of Collateral and Business. At Borrower's sole cost and expense, Borrower shall keep, use, operate and maintain the Collateral, the Business and the Property in accordance with applicable laws, rules and regulations in accordance with the standards established by Franchisor, operate the Business at the Property in accordance with the Franchise Agreement and License and customary, prudent business

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practices,  and at all times fully comply with the terms and  provisions  of the
Franchise Agreement and License, and not do or suffer to be done any act whereby the value of the Collateral, the Property or the Business or any part or interest therein may be lessened in any material respect. Borrower shall notify Secured Party promptly of any actual or threatened destruction or material damage or impairment of the Business, the Collateral or the Property.

     3.22 Insurance. Borrower shall:

          (i) (a) keep the Collateral (which for purposes of this Section 3.22 includes the Property) insured against loss or damage by fire, theft, collision and other hazards (including flood, if no certification or other evidence satisfactory to Secured Party is delivered to Secured Party to the effect that the Property is not located within a federally designated special flood hazard area) as may be required by Franchisor or Secured Party and by policies of fire, extended coverage and other insurance with such company or companies, in such amounts (and, with respect to policies required for property, fire and flood insurance in an amount not less than the lesser of (A) the replacement cost thereof and (B) the Principal Amount payable under the Note), as may be required by or acceptable to Franchisor and Secured Party, but in no event less than the minimum amount required to prevent the imposition of any coinsurance requirement on the insured, (b) maintain liability insurance of not less than $1 million,
(c) maintain business interruption insurance with scope and coverage reasonably satisfactory to Secured Party, and (d) maintain such other insurance (including, without limitation, certain minimum levels of acceptable workers' compensation, property damage, general public liability insurance and "Year 2000" insurance) as may be required by the Franchisor and/or Secured Party.

          (ii) cause all insurance policies required hereunder (a) to be maintained by providers either (A) having ratings of not less than A- from A.M. Best Company Inc. (or comparable ratings from a comparable rating agency, as determined by Secured Party) or (B) who, if not so rated, have been approved by Secured Party and (b) to contain a standard lender's loss payable endorsement and mortgagee's or lienholder's endorsement providing for payment directly to Secured Party and/or its designees and to provide for a minimum of 30-days notice to Secured Party prior to cancellation or modification or nonrenewal;

          (iii) timely pay all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect;

          (iv) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to Secured Party; and

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
          (v) use its best efforts to inhibit the inclusion of any "Year 2000" exclusion clauses in any insurance policies (and the renewals thereof) now or hereafter required pursuant to this Agreement and/or the Mortgage.

     3.23 No Violation; Indemnity. Borrower has not and shall not acquire, obtain, make, manufacture, produce, operate, hold, possess, maintain, use, sell, transfer, grant, pledge, or dispose of (for purposes of this section, collectively "Borrower's Use") any of its businesses (including the Business), securities, property or assets (including any proceeds of the Loan, any Collateral and the Property) in violation of any statute, law, rule, ordinance, regulation, policy, procedure, injunction, award, decree, judgment, contract, agreement (including the Franchise Agreement), understanding, or right or interest of any other Person (for purposes of this section collectively "Violation"), and to Borrower's knowledge no Violation has been made by any other Person and no basis for a claim of any Violation exists. Borrower shall indemnify and hold Secured Party harmless from and against any Violation, and any other loss, liability, damage, cost or expense whatsoever (including attorneys fees and disbursements) arising out of or in connection with Borrower's Use of any of its businesses (including the Business), securities, property or assets (including any proceeds of the Loan, any Collateral and the Property).

     3.24 Contact With Franchisor, Suppliers and Other Creditors. Secured Party shall have the right on an ongoing basis, and Secured Party is hereby authorized, to contact Borrower's Franchisor, suppliers and other creditors for purposes of confirming, among other things, (i) that Borrower is current with respect to its obligations and liabilities owed to such parties, and (ii) that Borrower is not in default under any agreement in connection therewith. Borrower's Franchisor, suppliers and creditors are hereby authorized to release all such information to Secured Party, which authorization is more particularly set forth and confirmed in the Franchisor, Supplier and Creditor Authorization Form attached hereto as EXHIBIT E. Neither Secured Party nor Borrower's Franchisor, suppliers and/or creditors shall be required to obtain any further authorization or consent from the Borrower with regard to the matters addressed herein. Notwithstanding the foregoing, Borrower shall cooperate with Secured Party in connection therewith and shall execute any additional documentation that may be necessary in order for Secured Party to obtain the aforesaid information from such third parties.

     3.25 Press Releases/Promotional Materials. In addition to any other disclosures set forth herein, the Borrower consents to the use by the Secured Party, its Affiliates and/or its successors and assigns, of (i) the name of the Borrower, (ii) the names of the owners and operators of the Borrower (and their respective principals), and/or (iii) the location of the Store and photos or other depictions of the Store, in press releases, advertising and other promotional materials; provided, however, that Secured Party shall not disclose information concerning the Borrower that is not otherwise available to the public unless otherwise consented to by the Borrower, which consent shall not be unreasonably withheld or delayed. In no event shall the Borrower receive any fee or other consideration for the use of information as described herein.

     4. SPECIAL PROVISIONS CONCERNING INVENTORY, EQUIPMENT AND REAL PROPERTY:

     4.1 Preservation of Secured Party's First Priority Lien. Borrower shall do nothing to impair the rights of Secured Party in the Inventory and Equipment and shall cause the Inventory and Equipment to at all times be, constitute and remain personal property subject to a first priority security interest in favor of Secured Party. Notwithstanding the preceding sentence, provided that Borrower is not in default on any of its Obligations (and no event which with the passage of time would be an Event of Default has occurred and is continuing), in the ordinary course of Borrower's Business, Borrower may sell its Inventory, and subject to Sections 3.7, 3.8 and 3.9 hereto, with the prior consent of Secured Party, which will not be unreasonably withheld, Borrower may, from time to time, refinance indebtedness secured by existing Permitted Encumbrances, if any, in accordance with the terms thereof, replace its Equipment and/or acquire new Equipment and accessions to its Equipment, in each case, subject to a first priority perfected security interest in favor of Secured Party, or acquire the fee interest in (or ground lease of) the Property; provided that, if Secured Party has a leasehold mortgage or deed of trust on any lease of the Property, such lease does not merge into the fee estate (or ground lease) and otherwise remains in full force and effect and subject to Secured Party's mortgage or deed of trust and each holder of a lien on the fee interest in (or ground lease of) the Property provides Secured Party with a non-disturbance agreement(s) and such other assurances as Secured Party shall reasonably request.

     4.2 Permitted Debt. Subject to Sections 3.7, 3.8, and 3.9, Borrower may enter into lease and/or purchase money financing transaction(s) for the acquisition of specific items of new Equipment only for the Business; provided, however (i) in no event shall the aggregate amount of all such lease and/or purchase money financing obligations (including, without limitation, all principal, interest, fees and other related expenses) exceed the sum of $50,000.00 at any given time during the Loan term, (ii) Borrower provides Secured Party with prior notice of each proposed transaction, which notice must specify with reasonable clarity the terms of each such transaction and must identify the specific item of new Equipment that is being acquired as a result thereof, (iii) in no event shall the Borrower incur any such obligation(s) if an Event of Default shall exist and/or if an event has occurred or is continuing and that, but for the giving of notice, the passage of time, or both, would constitute an Event of Default, (iv) in no event shall the Borrower incur any such obligation(s) unless, after giving effect to all such present and proposed obligations, the Borrower is in compliance with the Minimum Borrower FCCR for the twelve (12) month time period immediately preceding the incurrence of the proposed obligation, (v) in no event shall the Borrower incur any such obligation(s) unless, after giving effect to all such present and proposed obligations, the Borrower is in compliance with the Minimum Borrower FCCR as reasonably projected for the twelve

(12) month time period immediately following the incurrence of the proposed obligation, and (vi) in no event shall the Borrower incur any such obligation(s), if the consummation of any such transaction would otherwise cause the Borrower to be in default of the Loan Documents.

     5. SPECIAL PROVISIONS CONCERNING COLLATERAL REVENUES: Borrower hereby directs any and all transferors, distributors or payors (including insurance companies with whom Borrower maintains insurance) to make payment of all Collateral Revenues directly to Secured Party and authorizes Secured Party, in its sole discretion, to apply the same to repayment of the Obligations, whether or not due, or, toward replacement of the Collateral. All Collateral Revenues and proceeds whether received by Secured Party or by Borrower, or by any other Person will be included in the Collateral subject to the security interest granted to Secured Party hereunder. Upon and during the continuation of an Event of Default, Borrower shall identify, segregate and keep separate all Collateral Revenues and proceeds received by it, upon Secured Party's request, promptly account to Secured Party for all Collateral Revenues and proceeds, and hold all Collateral Revenues and proceeds received by Borrower in trust for the benefit of Secured Party and shall promptly (and in any event not later than the fifth day after receipt) deliver (or cause to be delivered) the same to Secured Party and into its possession in the form received by Borrower and at a time and in a manner satisfactory to Secured Party.

     6. SPECIAL PROVISIONS CONCERNING RIGHTS AND DUTIES WHILE IN POSSESSION OF COLLATERAL.

     6.1 Borrower's Possession. Upon and during the continuation of an Event of Default, to the extent the same shall, from time to time, be in Borrower's possession, Borrower will hold all securities, instruments, chattel paper, documents, certificates and money and other writings evidencing or relating to the Collateral in trust for Secured Party and, upon request or as otherwise provided herein, promptly deliver the same to Secured Party in form received and at a time and in a manner satisfactory to Secured Party. With respect to the Collateral in Borrower's possession Borrower shall at Secured Party's request take such action as Secured Party in its discretion deems necessary or desirable to create, perfect and protect Secured Party's security interest in any of the Collateral.

     6.2 Secured Party's Possession. With respect to all of the Collateral delivered or transferred to, or otherwise in the custody or control of (including any items in transit to or set apart for) Secured Party or any of its agents, associates or correspondents in accordance with this Security Agreement, Borrower agrees that such Collateral will be and be deemed to be in the sole possession of Secured Party; subject to Section 4, Borrower has no right to withdraw or substitute any such Collateral without the consent of Secured Party, which consent may be withheld or delayed in Secured Party's sole discretion; Borrower shall not take or permit any action, or exercise any voting and other rights, powers and privileges in respect of the Collateral inconsistent with Secured

Party's interest therein and sole possession thereof and Secured Party may in its sole discretion and without notice, without obligation or liability except to account for property actually received by it, and without affecting or discharging the Obligations, (x) further transfer and segregate the Collateral in its possession; (y) receive Collateral Revenues and hold the same as a part of the Collateral and/or apply the same as hereinafter provided; and (z) exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment. Following the occurrence of an Event of Default, Secured Party is authorized (i) to exercise or cause its nominee to exercise all or any rights, powers and privileges (including to vote) on or with respect to the Collateral with the same force and effect as an absolute owner thereof; (ii) whether any of the Obligations be due, in its name or in Borrower's name or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement Secured Party deems desirable with respect to, any of the Collateral; and (iii) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral. Notwithstanding the rights accorded Secured Party with respect to the Collateral and except to the extent provided below or required by the UCC or other applicable law (which requirement cannot be modified, waived or excused), Secured Party's sole duty with respect to the Collateral in its possession (with respect to custody, preservation, safekeeping or otherwise and whether under Section 9-207 of the UCC or otherwise) will be to deal with it in the same manner that Secured Party deals with similar property owned and possessed by it. Without limiting the foregoing, Secured Party, and any of its officers, directors, partners, trustees, owners, employees and agents, to the extent permitted by law (i) will have no duty with respect to the Collateral or the rights granted hereunder; (ii) will not be required to sell, invest, substitute, replace or otherwise dispose of the Collateral; (iii) will not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral; (iv) will not be liable for (or deemed to have made an election of or exercised any right or remedy on account of) any delay or failure to demand, collect or realize upon any of the Collateral; and (v) will have no obligation or liability in connection with the Collateral or arising under this Agreement. Borrower agrees that such standard of care is reasonable and appropriate under the circumstances.

     7. EVENTS OF DEFAULT: The happening of any one or more of the following events shall constitute an "Event of Default" hereunder:

     7.1 Nonpayment, default, breach, etc.

          7.1.1 Borrower default: (i) Borrower's failure to make any payment when due under this Security Agreement, the Note or any other Loan Document;
(ii) Borrower's failure to make any payment when due under the Franchise Agreement, the License, or any Permitted Encumbrance, subject to any applicable grace periods provided for in any such agreement; (iii) the Borrower's failure to make any payment to its material food or beverage suppliers within forty-five
(45) days from the date of each delivery; (iv) Borrower's breach of, default under, or failure to perform or observe any other covenant or condition of or agreement in, this Security Agreement, the Note, any other Loan Document, the Franchise Agreement, the License, or any Permitted Encumbrance, subject to any applicable grace periods provided for in any such agreements; (v) Borrower's breach of default under, or failure to perform or observe any agreement, instrument or obligation with Borrower's material food or beverage suppliers; (vi) the making of a material misstatement or misrepresentation in, or the omission of any material fact or information from, any representation or warranty under or in this Security Agreement, the Note, any other Loan Document, or any financial statement or other statement delivered to Secured Party; or (vii) the nonrenewal or termination of the Franchise Agreement; or

          7.1.2 Cross-default with Secured Party: Borrower or any of Borrower's Affiliates fails to make any payment when due under, or defaults under, fails to perform or observe any covenant of or condition or agreement in breach of, or makes any material misstatement in or omission from any representation and warranty under, any security agreement, note, or any other document, instrument or agreement now or hereafter existing with Secured Party or in any other agreement, instrument, document or certificate, or financial or other statement now or hereafter delivered to Secured Party, and such failure, default or breach continues beyond any applicable grace period provided therein; or

          7.1.3 Cross-Default with Other Persons. Borrower fails to make any payment when due, subject to any applicable grace period or cure period, with regard to any indebtedness that exceeds the aggregate amount of $50,000 and that is now or hereafter owed by the Borrower to any other Person, or the Borrower is otherwise in default of, or fails to perform or observe any covenant, or condition, or agreement of, or makes any material misstatement or omission from any representation or warranty under, any security agreement, note, or any other document, agreement, or instrument that evidences, secures and/or guarantees all or any part of such indebtedness and such default, failure to perform and/or misrepresentation entitles such Person to accelerate all or any portion of the indebtedness and/or to exercise any other collection remedies.

     7.2 Other Events of Default of Borrower and other liable parties: If Borrower or any of Borrower's Affiliates who is a maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or otherwise liable for any of the Obligations or Collateral, or any partnership in which Borrower is a partner (each hereinafter called an "other liable party") shall die, dissolve, merge or consolidate, suspend the transaction of business or incur any material adverse change in its financial condition or prospects; or if Borrower or any other liable party shall be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgment (involving an amount not fully covered by insurance in excess of $20,000 in the aggregate) shall be resorted to or commenced against, or with respect to any property of, Borrower or any other liable party; or if Borrower or any other liable party shall make an assignment for the benefit of, or composition with, creditors, or shall be or become insolvent or unable, or generally fail, to pay its debts when due, or shall be or become a party or subject to any bankruptcy, reorganization, insolvency or other similar proceeding, or a receiver or liquidator, custodian or trustee shall be appointed for Borrower or any other liable party, or a substantial portion of any of Borrower's or their respective assets and, if any of the foregoing shall occur involuntarily as to Borrower and any other liable party, it shall not be dismissed with prejudice, stayed or discharged within 45 days; or if Borrower or any other liable party shall take any action to effect, or which indicates its acquiescence in, any of the foregoing.

     8. REMEDIES.

     8.1 Cumulative Rights and Remedies. Upon the occurrence of an Event of Default, Secured Party shall have the rights, powers and remedies granted to secured parties under the UCC or other applicable Uniform Commercial Code; granted to Secured Party under any other applicable statute, law, rule or regulation; and granted to Secured Party under this Security Agreement, the Note or any other Loan Document or any other agreement between Borrower and Secured Party. In addition, all such rights, powers and remedies shall be cumulative and not alternative. Any single or partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be, nor shall any such single or partial exercise of, or forbearance, failure or delay be deemed to be a limitation, modification or waiver of any right, power or remedy and shall not preclude the further exercise thereof; and every right power and remedy of Secured Party shall continue in full force and effect until such right, power and remedy is specifically waived by an instrument in writing executed and delivered with respect to each such waiver by Secured Party.

     8.2 Acceleration of Obligations. Upon the occurrence of an Event of Default, and at any time thereafter if any Event of Default shall then be continuing, Secured Party may, from time to time in its discretion, by written notice to Borrower declare the Debt (as such term is defined in the Note and the Other Notes, if any) (including an amount equal to that required to be paid if the Loan were prepaid as described in Section 5 of the Note and the Other Notes, if any) and any other Obligations to be immediately due and payable whereupon (and, ipso facto, without the need for any notice or other action by any Person, upon the occurrence of any Event of Default of the type referred to in Section
7.2 hereof) such principal, interest and other Obligations shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower to the maximum extent permitted by law.

     8.3 Additional Rights of Secured Party. Upon the occurrence of an Event of Default, Secured Party may, from time to time, in its discretion, and without Borrower's consent, advertisements or notices of any kind (except for the notice specified in Section 8.5 below regarding notice required in connection with a public or private sale), or demand of performance or other demand, or obligation or liability (except to account for amounts actually received) to or upon Borrower or any other Person (all such advertisements, notices and demands, obligation and liabilities, if any, hereby being expressly waived and discharged to the extent permitted by law), forthwith, directly or through its agents or representatives, (i) to the extent permitted by applicable law enter any premises, with or without the assistance of other persons or legal process; (ii) require Borrower to account for (including accounting for any products and proceeds of any Collateral), segregate, assemble, make available and deliver to Secured Party, its agents or representatives, the Collateral;
(iii) take possession of, operate, render unusable, collect, transfer and receive, recover, appropriate, foreclose, extend payment of, adjust, compromise, settle, release any claims included in, and do all other acts or things necessary or, in Secured Party's sole discretion appropriate, to protect, maintain, preserve and realize upon, the Collateral and any products and proceeds thereof, in whole or in part; and (iv) exercise all rights, powers and interests with respect to any and all Collateral, and sell, assign, lease, license, pledge, transfer, negotiate (including endorse checks, drafts, orders, or instruments), deliver or otherwise dispose (by contract, option(s) or otherwise) of the Collateral or any part thereof. Any such disposition may be in one or more public or private sales, at or upon an exchange, board or system or in the County, in the State or elsewhere, at such price, for cash or credit (or for future delivery without credit risk) and upon such other terms and conditions as it deems appropriate, with the right of Secured Party to the extent permitted by law upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral, free of any right, claim or equity of redemption of or in Borrower (such rights, claims and equity of redemption, if any, hereby being expressly waived). Notwithstanding that Secured Party, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, or any delay or failure to dispose thereof, unless and then only to the extent that Secured Party proposes to retain the Collateral in satisfaction of the Obligations by written notice in accordance with the UCC, Borrower shall be and remain liable for the payment in full of any balance of the Obligations and expenses at any time unpaid. Without limiting the foregoing, upon Borrower's failure to abide by and comply with its obligations under Section 3 (including, without limitation, Sections 3.10, 3.21 or 3.22) or Section 4 hereof, in addition to its other rights and remedies, Secured Party may (but is not required to), in its sole discretion and to the extent it deems necessary, advisable or appropriate, take or cause to be taken such actions or things to be done (including the payment or advancement of funds, or requiring advancement of funds to be held by Secured Party to fund such obligations, including taxes or insurance) as may be required hereby (or necessary or desirable in connection herewith) to correct such failure (including causing the Collateral to be maintained or insurance protection required hereby to be procured and maintained) and any and all costs and expenses incurred (including attorneys fees and disbursements) in connection therewith shall be included in Borrower's Obligations and shall be immediately due and payable and bear interest at the Default Rate.

     8.4 Application of Proceeds. Secured Party may apply the net proceeds, if any, of any collection, receipt, recovery, appropriation, foreclosure or realization, or from any use, operation, sale, assignment, lease, pledge, transfer, delivery or disposition of all or any of the Collateral, after deducting all reasonable costs and expenses (including attorneys fees, court costs and legal expenses) incurred in connection therewith or with respect to the care, safekeeping, custody, maintenance, protection, administration or otherwise of any and all of said Collateral or in any way relating to the rights of Secured Party under this Security Agreement, first, to the satisfaction of the Obligations, in whole or in part, in such order as Secured Party may, in its discretion, elect; second, to the payment, satisfaction or discharge of any other Indebtedness or obligation, or otherwise as may be permitted or as required by any law, rule or regulation (including Section 9-504(1)(c) of the UCC); and lastly, the surplus, if any, to Borrower.

     8.5 Required Notice of Sale. In exercising its rights, powers and remedies as secured party, Secured Party agrees to give Borrower five days notice of the time and place of any public sale of Collateral or of the time after which any private sale of Collateral may take place, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Borrower agrees that such period and notice is commercially reasonable under the circumstances.

     9. POWER OF ATTORNEY: Borrower hereby irrevocably constitutes and appoints Secured Party acting through any officer or agent thereof, with full power of substitution, as Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in Borrower's place and stead and in Borrower's name or in its own name, from time to time in Secured Party's discretion upon and following the occurrence of an Event of Default, to receive, open and dispose of mail addressed to Borrower, to take any and all action, to do all things, to execute, endorse, deliver and file any and all writings, documents, instruments, notices, statements (including financing statements, and writings to correct any error or ambiguity in any Loan Document), applications and registrations (including registrations and licenses for securities, Copyrights, Patents, and Trademarks), checks, drafts, acceptances, money orders, or other evidence of payment or proceeds, which may be or become necessary or desirable in the sole discretion of Secured Party to accomplish the terms, purposes and intent of this Security Agreement and the other Loan Documents, including the right to appear in and defend any action or proceeding brought with respect to the Collateral or Property, and to bring any action or proceeding, in the name and on behalf of Borrower, which Secured Party, in its discretion, deems necessary or desirable to protect its interest in the Collateral or Property. Said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, unless and then only to the extent that the same constitutes its gross negligence or willful misconduct. This power is coupled with an interest and is irrevocable. THIS POWER DOES NOT AND SHALL NOT BE CONSTRUED TO AUTHORIZE ANY CONFESSION OF JUDGMENT.

     10. DISCLOSURE: Borrower hereby consents to the disclosure by the Secured Party of any and all information (financial or otherwise) which Secured Party may now have or hereafter acquire concerning Borrower or the Property in connection with the Loan or any other loan made by Secured Party to Borrower
(including any securitization thereof) or the sale or transfer of such Borrower's Loan on a whole loan basis together with other loans.

     11. INDEMNIFICATION: Borrower hereby saves, indemnifies and holds Secured Party harmless from and against all expense, cost, liability, loss or damage, including attorney's fees and expenses, suffered or incurred by Secured Party arising out of or in connection with this Security Agreement, the Loan Documents or the transactions contemplated hereby or thereby. Without limiting the foregoing, Borrower will pay to Secured Party all expenses (including expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of any of the Obligations, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of Secured Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be Borrower's Obligations.

     12. OBLIGATIONS ABSOLUTE: Borrower's Obligations will be absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including: the invalidity or unenforceability of all or any of, or any part of, this Security Agreement, the Note or any other Loan Document, or any consent, waiver, amendment or modification thereof; the existence of any claim, setoff, defense or other right which Borrower may have at any time against Secured Party, or any other Person, whether in connection with this Security Agreement, any other Loan Documents, the transactions contemplated hereby, thereby or otherwise all of which Borrower hereby waives to the maximum extent permitted by law; or the loss, theft, damage, destruction or unavailability of the Collateral to Borrower for any reason whatsoever, it being understood and agreed that Borrower retains all liability and responsibility with respect to the Collateral.

     13. ASSIGNMENT: This Security Agreement (and unless a contrary intention is expressly provided, each other Loan Document) is freely assignable, in whole or in part, by Secured Party without the consent of the Borrower and, to the extent of any such assignment, Secured Party shall be fully discharged from all responsibility. Secured Party's assignee shall, to the extent of the assignment, be vested with all the powers and rights of Secured Party hereunder (including, without limitation, those granted under Section 8 hereof or otherwise with respect to the Collateral), and to the extent of such assignment the assignee may fully enforce such rights and powers as Secured Party and all references to Secured Party shall mean and refer to such assignee. Secured Party shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Without limiting the foregoing, Borrower understands and agrees that Secured Party may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Note, this Security Agreement and the other Loan Documents and its rights and powers hereunder and thereunder, in whole or in part, in connection with the Securitization or any other assignment or other disposition of the Note. Borrower may not, in whole or in part, directly or indirectly, assign this Security Agreement or any Loan Document or its rights hereunder or thereunder or delegate its duties hereunder or thereunder without, in each instance, the specific prior written consent of Secured Party, which consent may be withheld or delayed in Secured Party's sole discretion, and payment of the amount required under and compliance with Section "12. Miscellaneous" of the Note and the Other Notes, if any. For purposes of this Security Agreement, a change in control (whether by stock sale, issuance or otherwise) shall constitute an assignment hereof.

     14. FURTHER ASSURANCES: Borrower agrees at any time and from time to time, at Borrower's sole cost and expense, to obtain, procure, execute and deliver, file and affix such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings (including financing statements, and writings to correct any error or ambiguity in any Loan Document), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements, payment of filing fees and transfer, gains and recording taxes) as Secured Party may reasonably request, from time to time, in its discretion. Without limiting the foregoing, Borrower authorizes Secured Party to the extent permitted under the UCC to execute and file, or file without Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as Secured Party deems necessary or appropriate and Borrower shall pay and indemnify Secured Party for and hold Secured Party harmless from any and all costs and expenses in connection therewith. Borrower further agrees that it will promptly notify Secured Party of and, subject to Section 17.1 hereof, agree to correct any defect, error or omission in the contents of any of the Loan Documents or in the execution, delivery or acknowledgment thereof. In addition, Borrower agrees to cooperate in good faith with Secured Party in connection with any Securitization, including, without limitation, amending the Loan Documents to the extent necessary so as to satisfy the requirements of purchasers, transferees, assignees, servicers, participants, investors or selected rating agencies involved in any such Securitization, so long as such amendments would not have a material adverse effect upon Borrower, or the transaction contemplated hereunder.

     15. TERM: This Security Agreement shall be immediately in full force and effect upon Borrower's execution below, whether or not it is signed by Secured Party. Upon indefeasible payment in full of the Obligations in accordance with the terms thereof, this Agreement and the security interest granted hereunder shall terminate and Secured Party, at Borrower's expense, will transfer (without recourse, representation or warranty) such Collateral as may be in Secured Party's possession, and not to be retained, sold, or otherwise applied or released pursuant to this Security Agreement, to Borrower, except that Borrower's obligations under Sections 11, 12, 14 and 17 shall survive indefinitely.

     16. DEFINED TERMS:

     "Affiliate" means, when used with any specified Person, (i) any Person who controls, is controlled by, or is under common control with such Person, (ii) any Person who is a director or officer of, member of, partner in, trustee of, or blood or legal relative, guardian or representative of the specified Person, or any Person who acts or serves in a similar capacity with respect to the specified Person, (iii) any Person of which or whom the specified Person is a director or officer, partner, member, trustee, or blood or legal relative, guardian or representative, or with respect to which or whom, the specified Person acts or serves in a similar capacity; (iv) any Person, who, directly or indirectly, is the legal or beneficial owner of or controls 10% or more of any class of equity securities of the specified Person, and (v) any Person who is an Affiliate as defined in clauses (i), (ii), (iii) or (iv) of an Affiliate of the specified Person.

     "Borrower" means the Person or Persons (if more than one collectively, and jointly and severally) executing this Security Agreement as Borrower.

     "Borrower FCCR" means, with respect to any Borrower, as of the date of determination for any period, the quotient of (x) Borrower's Cash Flow for such period divided by (y) the sum of Borrower's Indebtedness (excluding contingent obligations to Secured Party which do not become due during such period), plus Borrower's Lease Obligations for such period. As used herein:

     (A) if Borrower is solely a natural person,

          (i) Borrower's Cash Flow shall mean for any period an amount equal to the difference of (1) the sum of (a) net income, plus (b) depreciation, plus (c) amortization, plus (d) interest expense, plus (e) Discretionary Expenses, plus
(f) Lease Obligations, plus (g) Non-Recurring Expenses, minus (2) Non-Recurring Income, in each case for the Business and any other System restaurant owned by Borrower as a natural person, and all as reflected on Borrower's financial statement for such period for the Business and any other System restaurant owned by Borrower as a natural person;

          (ii) Discretionary Expenses shall mean for any period the difference (whether positive or negative) of (x) Borrower's operating expenses for salaries, wages, benefits, and reimbursements and the like incurred by Borrower for the Business and any other System restaurant owned by Borrower as a natural person, minus (y) the reasonable and customary expenses for salaries, wages, benefits, and reimbursements for the Business and any other System restaurant owned by Borrower as a natural person;

          (iii) Non-Recurring Expenses and Non-Recurring Income shall mean for any period expenses or income, as the case may be, that is extraordinary for the Business and any other System restaurant owned by Borrower as a natural person and generally not reflected in any prior period or reasonably anticipated to be incurred or received in any subsequent period; and

          (iv) Borrower's Indebtedness and Borrower's Lease Obligations shall be based for any period on the Business and any other System restaurant owned by

Borrower as a natural person, and all as reflected on Borrower's financial statement for such period for the Business and any other System restaurant owned by Borrower as a natural person.

     (2) if Borrower is NOT solely natural person,

          (i) Borrower's Cash Flow shall mean for any period an amount equal to the difference of (1) the sum of (a) net income, plus (b) depreciation, plus (c) amortization, plus (d) interest expense, plus (e) Discretionary Expenses, plus
(f) Lease Obligations, plus (g) Non-Recurring Expenses, minus (2) Non-Recurring Income, all as reflected on (x) a consolidated financial statement with respect to such Person(s) constituting Borrower which is not a natural person and any Affiliate of Borrower that is providing the Secured Party with an Affiliate Guarantee of any of Borrower's Obligations (an "Affiliate Borrower") and (y) with respect to such Person constituting Borrower who is a natural person, such Person's financial statement for such period for the Business and any other System restaurant owned by such Person as a natural person;

          (ii) Discretionary Expenses shall mean for any period the difference (whether positive or negative) of (x) operating expenses for salaries, wages, benefits, and reimbursements and the like incurred by Borrower and any Affiliate Borrower minus (y) the reasonable and customary expenses for salaries, wages, benefits, and reimbursements incurred by Borrower and any Affiliate Borrower;

          (iii) Non-Recurring Expenses and Non-Recurring Income shall mean for any period expenses or income, as the case may be, that is extraordinary and generally not reflected in any prior period or reasonably anticipated to be incurred or received in any subsequent period; and

          (iv) Borrower's Indebtedness and Borrower's Lease Obligations shall mean for any period the Indebtedness and Lease Obligations of Borrower and any Affiliate Borrower as reflected on Borrower's financial statements for such period.

     "Business" has the meaning accorded to such term in the Preliminary Statement.

     "Collateral" means all Goods (including Inventory and Equipment), General Intangibles (other than the Franchise Agreement and License), accounts, certificates of title, fixtures, money, instruments, securities, documents, chattel paper, deposits, credits, claims, demands and other personal property, now or hereafter owned, acquired, held, used, sold or consumed in connection with Borrower's Business and any other property, rights and interests of Borrower which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of Secured Party or any of its agents, representatives, associates or correspondents, for any purpose; all additions thereto, substitutions therefor and replacements thereof, all interest, income, dividends, distributions and earnings thereon or other monies or revenues derived therefrom, including any such property received in connection with any disposition of the Franchise Agreement and all moneys which may become payable under any policy insuring the Collateral or otherwise required to be maintained hereunder (including return of unearned premium) ("Collateral Revenues"); and all income, products and proceeds of the foregoing.

     "Collateral Revenues" shall have the meaning accorded to such term in the definition of Collateral.

     "Copyrights" shall mean all United States or other registered and unregistered copyrights, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

     "County" means the county, parish, city or recording district where financing statements are filed under the UCC with respect to security interests in personal property (including fixtures).

     "Default Rate" shall have the meaning ascribed to such term in the Note and the Other Notes, if any.

     "Equipment" shall have the meaning accorded to such term in the UCC and shall include all goods used or bought for use primarily in the Business and not included within the Inventory, including machines, computers, fixtures, furnishings, furniture, appliances, vehicles, tools, and supplies, and the like employed in connection with the Business, together with all present and future additions, attachments, accessions thereto, all replacements, improvements and betterments thereof and all substitutions therefor.

     "Event of Default" shall have the meaning  accorded to such term in section
7.

     "FCCR" or "Fixed Charge Coverage Ratio" means Borrower FCCR as defined in this section 16.

     "Financing Statements" mean the financing statements on Form UCC-1 dated as of the date hereof by Borrower in favor of Secured Party.

     "Franchise Agreement" means the Franchise Agreement between Franchisor, as franchisor, and Borrower, as franchisee.

     "Franchisor" means the franchisor identified as such in boldface on page 1 of this Security Agreement.

     "General Intangibles" shall have the meaning accorded to such term in the UCC and shall include agreements, contracts, writings, memoranda, confirmations, passbooks, signature cards, acknowledgments, understandings, contract rights, licenses, leases, permits, filings, consents, and approvals, and all puts, calls, options, warrants, and securities, and all security interests, Patents, inventions, processes, lists (including customer and suppliers lists), methods, and information (including proprietary information, director and shareholder, sales, business, financial, accounting, forecasts, projections, media, and other information), know how, software, programs, plans, data, blueprints, designs, drawings, surveys, notices, Copyrights, Trademarks, trade names, trade secrets, service marks, service names, logos and goodwill, and all recordings and registrations thereof, applications for recording or registration, renewals, modifications, supplements, reissues, continuations, extensions, divisions thereof and rights corresponding thereto, and all manuals, standards, practices, mail, advertisements, files, reports, books, catalogs, records, journals, invoices, and bills, and all rights (including voting rights, rights to receive notice or to consent, rights to payment, interest, dividends, distributions or earnings, rights to sue and enforce), powers (including powers of attorney), privileges, benefits, and remedies relating thereto or arising in connection therewith.

     "Goods" shall have the meaning accorded to such term in the UCC and shall include (i) all Inventory and (ii) all Equipment.

     "Indebtedness" means all indebtedness (including reimbursement, subrogation, or contribution obligations and any other indebtedness assumed or guaranteed) in respect of money borrowed, or evidenced by a note (including the Note and the Other Notes, if any) or other like written obligation to pay money, or deferred purchase price or constituting a capitalized lease obligation.

     "Inventory" shall have the meaning accorded to such term in the UCC and shall include all goods held by Borrower for sale or lease or to be furnished under contracts of service, all goods so furnished by Borrower, all raw materials and work in process, and all materials used or consumed in Borrower's Business and all documents of title covering any inventory.

     "Lease Obligations" mean Personal Property Lease Obligations and Real Property Lease Obligations.

     "License" means the license to use the Trademarks of Franchisor under the Franchise Agreement.

     "Loan" shall have the meaning accorded to such term in the Preliminary Statement.

     "Loan Documents" means the Note, the Other Notes, if any, this Security Agreement, any Mortgage, assignment of lease, security agreement or other instrument, agreement, guaranty document, certificate or other writing, now or hereafter executed and delivered in connection with the Obligations, as the same may be modified, amended, consolidated, continued or extended, from time to time.

     "Margin Stock" shall have the meaning accorded to such term in Regulation G of the Federal Reserve Board.

     "Minimum  Borrower  FCCR" shall have the  meaning  accorded to such term in section 3.8 hereof.

     "Mortgage" means the mortgages, deeds of trust and similar instruments securing or perfecting Secured Party's security interest in the Property.

     "Note" shall have the meaning accorded to such term in the Preliminary Statement.

     "Obligations" shall mean all of Borrower's Indebtedness, obligations and liabilities to Secured Party evidenced by, arising under or in connection with the Note and the Other Notes, if any (including, without limitation, indebtedness, obligations and liabilities in respect of principal, interest, and Prepayment Amount (as defined in the Note and the Other Notes, if any)), this Security Agreement, or any other Loan Document, and any future advances thereon, renewals, extensions, modifications, amendments, substitutions and consolidations thereof, or any other agreement with Secured Party under or in connection with the Loan, including Borrower's obligations to pay (or reimburse Secured Party for) all costs and expenses (including attorneys fees and disbursements) incurred by Secured Party in obtaining, maintaining, protecting and preserving its interest in the Collateral or its security interest therein, foreclosing, retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral or in exercising its rights hereunder or as secured party under the UCC, any other applicable law, regulation or rule or this Security Agreement, and all other indebtedness, obligations and liabilities of any kind of Borrower to Secured Party now or hereafter existing (including future advances whether or not pursuant to commitment), arising directly between Borrower and Secured Party or acquired outright, conditionally or as collateral security from another, absolute or contingent, joint and/or several, secured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or direct or indirect, including Borrower's liabilities to Secured Party as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, indorser, guarantor, accommodation party or otherwise.

     "Office" shall mean Borrower's chief executive office (or, if a natural person, residence) as set forth on Schedule 1 hereto.

     "Patents" shall mean all United States or other registered and unregistered patents, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

     "Payments to Affiliates" shall mean all payments, transfers, dividends, distributions, salaries, fees and other compensation, and all reimbursement, repayment, and/or indemnification, directly or indirectly, paid or payable to (or for the benefit of) any Affiliate of Borrower, other than a Person who is an officer of Borrower and is not otherwise an Affiliate of Borrower, any Guarantor and any Affiliate of Guarantor and regardless of whether any of the foregoing is made to any of them in their capacity as a shareholder, partner, member or otherwise, or characterized as repayment of loans, other obligations, or interest or as return of capital, return on equity, or investment. Payment to Affiliates shall specifically include, without limitation, any payment or reimbursement of travel and entertainment expenses, automobiles expenses, and premiums or expenses associated with any insurance policy other than those expressly required to be maintained pursuant to section 3.22 hereof.

     "Permitted Encumbrances" has the meaning accorded to such term in EXHIBIT C hereto.

     "Person"  shall  mean  any  natural   person,   corporation,   partnership,
association, firm, trust, limited liability company or other entity.

     "Personal Property Lease Obligation" shall mean any obligations of Borrower in connection with any leases for personal property, including Equipment, not included in Indebtedness.

     "Principal Amount" shall have the meaning accorded to such term in the Note and the Other Notes, if any.

     "Preliminary   Statement"  shall  mean  the  paragraphs  of  this  Security
Agreement preceding section 1 hereof and captioned "Preliminary Statement."

     "Property" has the meaning accorded to such term in the Preliminary Statement.

     "Real Property Lease Obligation" shall mean any obligations of Borrower in connection with any leases for real property not included in Indebtedness.

     "Securitization" shall mean the sale, pledge, grant of a security interest, collateral assignment, transfer and delivery or other encumbrance or disposition of all or any portion of the Loan (or Secured Party's rights and powers therein), from time to time, to one or more of its Affiliates or to other Persons, including the sale of the Loan by Secured Party to one or more Persons who will issue debt instruments or equity certificates backed by the Loan and the servicing of the Loan by a Person appointed as servicer in connection therewith.

     "State" shall mean the state of the location of the Property from which Borrower operates the Business.

     "Stated Payment Amount" has the meaning accorded to such term in the Note and the Other Notes, if any, and has the same meaning as "Initial Stated Payment Amount" in any Note or Other Note that has a floating rate of interest.

     "System" or "Systems" mean one or more restaurant franchise concepts approved by Secured Party.

     "Trademarks" shall mean all United States or other registered or unregistered trademarks together with the goodwill of the business connected with the use thereof, and symbolized thereby, all licenses thereto (including the License), and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing through out the world.

     "UCC" means the Uniform Commercial Code of the State and the state where the Office is located, if different and as applicable.

     "UCC Search" means the security interest, tax lien, suit and judgment search of Borrower conducted in the state and county of the Office and in the State and the County.

     17. MISCELLANEOUS.

     17.1 Final Agreement; Amendments, Consents, Authorizations. THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND SECURED PARTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BORROWER AND SECURED PARTY. BORROWER UNDERSTANDS AND AGREES THAT ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE. BORROWER ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND SECURED PARTY. This Security Agreement and the Loan Documents represent the entire understanding of Secured Party and Borrower with respect to the transactions contemplated hereby and thereby. None of the terms or provisions of this Security Agreement or any other Loan Document may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by Secured Party. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of Secured Party, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by Secured Party. The inclusion of Collateral Revenues and proceeds in the Collateral does not and shall not be deemed to authorize Borrower to sell, exchange or dispose the Collateral or the Franchise Agreement or otherwise use the Collateral in any manner not otherwise specifically authorized herein.

     17.2 Notices. All notices and other communications given pursuant to or in connection with this Security Agreement shall be in writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other):

     If to Secured Party:

     Bay View Franchise Mortgage Acceptance Company
     Three American Lane
     Greenwich, Connecticut 06831
     Attn: Chief Operating Officer

     If to Borrower, at its Chief Executive Office, as represented by Borrower on Schedule 1.

Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally, (ii) two days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.

     17.3 Reasonableness. If at any time Borrower believes that Secured Party has not acted reasonably in granting or withholding any approval or consent under the Note, this Security Agreement, or any other Loan Document or otherwise with respect to the Obligations, as to which approval or consent either Secured Party has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Secured Party to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Secured Party.

     17.4 Recovery of Sums Required To Be Paid. Secured Party shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Secured Party thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     17.5 WAIVERS. BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS SECURITY AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS

ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO SECURED PARTY TO MAKE THE LOAN TO BORROWER AND THAT SECURED PARTY WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH WAIVERS.

     17.6 WAIVER OF TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND SECURED PARTY BY ITS ACCEPTANCE OF THE NOTE AND THIS SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTE, THIS SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE OBLIGATIONS.

     17.7 Relationship. The relationship of Secured Party to Borrower hereunder is strictly and solely that of secured commercial lender on the one hand and commercial borrower on the other in a commercial transaction and nothing contained in the Note, this Security Agreement or any other Loan Document or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Secured Party and Borrower other than as secured commercial lender on the one hand and commercial borrower on the other in a commercial transaction.

     17.8 No Conflict with Franchise Agreement. This Agreement and the rights (including the remedies) granted and the duties imposed hereunder are not intended to conflict with or contravene the Franchise Agreement or the License.

     17.9 Time is of the Essence. For all payments to be made and all obligations to be performed under the Loan Documents, time is of the essence.

     17.10 LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THE NOTE OR ANY OTHER LOAN DOCUMENT, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW.

     17.11 Governing Law; Binding Effect; Consent to Jurisdiction. (i) This Security Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to choice of law principles; provided, however, that the laws of the State shall govern any foreclosure remedies of Secured Party. This Security Agreement shall be binding upon Borrower, and the heirs, devisees, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting Section 12 hereof) assigns, including all successors in interest of Borrower in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party, and the successors and assigns of Secured Party.

     (ii) The Borrower hereby consents that any action or proceeding against the Borrower in connection with this Agreement or the Loan Documents may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut. The Borrower agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the Borrower. The Borrower hereby waives the requirement of personal service of the summons and complaint or other process or papers issued in any action or proceeding against Borrower under this Agreement or the Loan Documents and agrees that service of such summons and complaint, or other process or papers may, at Secured Party's option, be made by regular or certified mail addressed to the Borrower at the respective addresses of the Borrower set forth herein. The Borrower agrees not to assert any defense to any action or proceeding initiated in any courts of the State of Connecticut or in the United States District Court for the District of Connecticut by Secured Party based upon improper venue or inconvenient forum. It is hereby agreed that service of process on Borrower may be made on any manager, officer, director or agent for service of process. The Borrower agrees that any action brought by the Borrower shall be commercial and maintained only in a court of federal judicial district or county in which Secured Party has a place of business in Connecticut. Nothing contained in this section shall be interpreted or construed in any way to limit the right of Secured Party to: (i) serve process in any other manner or on any other person or entity (including without limitation personal service and service on the Secretary of State of Connecticut) and/or (ii) bring any action or proceeding in courts other than courts of the State of Connecticut and the United States District Court for the District of Connecticut.

     17.12 Severability. Whenever possible this Security Agreement, the Note and each Loan Document and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstances.

     17.13 Captions; Construction. The paragraph titles used herein are for convenience only and shall not affect the construction of this Security Agreement or any term or provision hereof. The inclusion of an example by way of illustration such as a parenthetical ("including . . .") shall not be construed as or deemed a limitation on the generality of the general text to which it refers. The terms Borrower and Secured Party shall include heirs, devisees, executors, administrators, personal representatives, successors, receivers, trustees and assigns.

     17.14 Liability. The liability under this Security Agreement of all Persons, if more than one, constituting Borrower shall be joint and several.

     17.15 Cross-Collateralization. The Loan Documents are cross-collateralized with all other loan agreements, notes, mortgages, deeds of trust and all other agreements, if any, entered into concurrently herewith between Borrower and Secured Party; provided, however, notwithstanding anything to the contrary contained in this Security Agreement or the other Loan Documents:

          (a) in the event that the Loan evidenced by the Note is sold, transferred or otherwise conveyed by Secured Party to a third party, then at the election of Secured Party, this Security Agreement shall not secure the indebtedness and obligations evidenced by the Other Notes, if any, which are not similarly sold, transferred or otherwise conveyed to such third party; and

          (b) in the event that one or more of the Other Notes, if any, is sold, transferred or otherwise conveyed by Secured Party to a third party, then at the election of Secured Party, this Security Agreement shall not secure the indebtedness and obligations evidenced by the Other Notes so conveyed unless the Loan evidenced by the Note is similarly sold, transferred or otherwise conveyed to such third party; and

          (c) in the event that the Loan evidenced by the Note becomes the subject of a Securitization transaction, this Security Agreement shall not secure the indebtedness and obligations evidenced by the Other Notes, if any, except for those Other Notes which are part of the same Securitized Loan Pool as the Loan evidenced by the Note; and

          (d) in the event that one or more of the Other Notes, if any, becomes the subject of a Securitization transaction, this Security Agreement shall not secure the indebtedness and obligations evidenced by such Other Notes that become the subject of any such Securitization transaction unless the Loan evidenced by the Note is part of the same Securitized Loan Pool; and

          (e) as used herein, (i) the term "Securitization" transaction shall mean an asset securitization vehicle or a securitized financing transaction, as selected by Secured Party, in its sole discretion, including, without limitation, the sale, pledge, grant of a security interest, collateral assignment, transfer and delivery or other encumbrance or disposition of all or any portion of a loan (or Secured Party's rights and powers therein), from time to time, to one or more of its Affiliates (as defined in the Security Agreement) or to other Persons (as defined in the Security Agreement), including the sale of a loan by Secured Party to one or more Persons who will issue debt instruments or equity certificates backed by the loan and the servicing of the loan by a Person appointed as servicer in connection therewith, and (ii) the term "Securitized Loan Pool" shall mean any classification, pooling, or grouping of all or any part of one or more loans that are a part of a Securitization transaction.

     17.16 Year 2000 Compliance. On the basis of a comprehensive review and assessment of Borrower's computer software, related systems and equipment, and inquiry made of Borrower's material suppliers, vendors, customers, and Affiliates, Borrower represents and warrants that all of Borrower's computer software and related systems for the Business and all other operations of the Borrower are "Year 2000" compliant, or, will be "Year 2000" compliant no later than June 1, 1999. For purposes of this Agreement, the term "Year 2000 compliant" means that computers and computer components, software, and accessories, as well as imbedded microchips in non-computing devices and equipment, shall perform properly and for the purpose or purposes intended, including performance of date-sensitive functions with respect to certain dates prior to and after December 31, 1999. Borrower reasonably believes that all costs of investigation, analysis, testing, and remediation to become Year 2000 compliant, could not reasonably be expected to result in or have any material adverse effect upon the Business, financial condition, operations, administration, sales and acquisitions, business prospects, or other business affairs of Borrower; and Borrower has developed feasible contingency plans adequate to ensure uninterrupted and unimpaired business operation in the event of a failure of its own or a third party's systems or equipment due to a failure to become Year 2000 compliant, including those of vendors, customers, suppliers, and Affiliates, as well as a general failure of or interruption in its communications and delivery infrastructure. In this regard, Borrower has delivered to Secured Party documentation evidencing (i) its current compliance, or (ii) its current adoption of plans and procedures to attain "Year 2000" compliance no later than June 1, 1999. Borrower agrees to deliver to Secured Party, immediately upon request, any written documentation that Secured Party may request to verify or confirm the foregoing.

          Borrower further agrees to promptly comply with any "Year 2000" compliance requirements imposed on it by the Secured Party, Franchisor, and/or any other third party that is involved with the Borrower and its Business operations. Secured Party may, in its discretion, undertake an additional assessment and/or review of Borrower's computer software and related systems, at Borrower's sole cost and expense to ascertain and confirm Borrower's "Year 2000" compliance. In such event, Borrower agrees to fully cooperate with Secured Party in connection with any such review or assessment. In the event that Borrower breaches any representation or warranty set forth herein, then such failure shall, in the sole discretion of the Secured Party, constitute an Event of Default under this Agreement and Secured Party shall be entitled to exercise any and all rights and remedies available to it at law, in equity and/or under the Loan Documents.

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
     17.17 Lost Note. Borrower shall, if any Note is mutilated, destroyed, lost or stolen (a "Lost Note"), promptly deliver to Secured Party, upon receipt of an affidavit from Secured Party stipulating that such Note has been mutilated, destroyed, lost or stolen, in substitution therefor, a new promissory note containing the same terms and conditions as such Lost Note with a notation thereon of the unpaid principal and accrued and unpaid interest. Borrower shall provide fifteen (15) days prior notice to Secured Party before making any payments to third parties in connection with a Lost Note.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, Borrower has executed and entered into this Security Agreement and delivered it to Secured Party on and as of the date set forth below. This document is executed under seal and intended to take effect as a sealed instrument.

                                        BORROWER(S):

                                        MAIN STREET AND MAIN INCORPORATED


                                        By: /s/ James Yeager
                                           -------------------------------------
                                        Name: James Yeager
                                        Title: Vice President - Finance


                                        MAIN ST. CALIFORNIA, INC.


                                        By: /s/ James Yeager
                                           -------------------------------------
                                        Name: James Yeager
                                        Title: Vice President - Finance


                                        SECURED PARTY:

                                        BAY VIEW FRANCHISE MORTGAGE
                                        ACCEPTANCE COMPANY,
                                        a California corporation


                                        By: /s/ Liana Morris
                                           -------------------------------------
                                        Name: Liana Morris
                                        Title: Loan Closer